                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 30, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)


                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-8514                95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release dated January 30, 2004 with respect to the Registrant's financial results for the quarter and year ended December 31, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         A copy of the press release dated January 30, 2004, announcing the Registrant's financial results for the periods ended December 31, 2003 is furnished as Exhibit 99.1 to this report on form 8-K, and is incorporated herein by reference.

         The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report and Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                        ---------------------------------------
                                        By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

Date: January 30, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION
-----------           -------------------------------------------------------
   99.1               Press Release by the Registrant dated January 30, 2004.